UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 19, 2007

W&T Offshore, Inc.

(Exact name of registrant as specified in its charter)

1-32414

(Commission File Number)

Texas	72-1121985
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

Nine Greenway Plaza, Suite 300

Houston, Texas 77046-0908

(Address of Principal Executive Offices)

713.626.8525

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

We are furnishing under Item 7.01 of this Current Report on Form 8-K as Exhibit 99.1 the unaudited pro forma condensed consolidated financial information as of and for the three months ended March 31, 2007 together with notes thereto, which was disclosed in connection with the offering of our $450 million 8 1/4 % Senior Notes due 2014 (the “144A Debt Offering”).

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By furnishing this information on this Current Report on Form 8-K, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

Item 8.01. Other Events.

In connection with the 144A Debt Offering, we entered into the Third Amendment, effective as of June 7, 2007, to our Third Amended and Restated Credit Agreement (the “Credit Agreement”), dated May 26, 2006, as amended, with Toronto Dominion (Texas) LLC, as agent, and the lenders and the issuers of letters of credit thereunder. The Third Amendment allows for the incurrence of indebtedness under senior unsecured notes up to an aggregate outstanding principal amount of $500 million. The Third Amendment also makes other conforming amendments to the Credit Agreement permitting the issuance of the senior unsecured notes.

A copy of the Third Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

We are also filing under Item 8.01 of this Current Report on Form 8-K:

(i) an unaudited pro forma condensed consolidated statement of income for the year ended December 31, 2006 giving pro forma effect to the acquisition of certain oil and gas properties acquired through merger from a wholly-owned subsidiary of Kerr-McGee Oil & Gas Corporation (“Kerr-McGee”) on August 24, 2006 and also giving pro forma effect to the 144A Debt Offering, which information together with the notes thereto is included as Exhibit 99.2 to this report, which exhibit is incorporated by reference herein; and

(ii) unaudited interim statements of revenues and direct operating expenses of the acquired Kerr-McGee properties for the three and six months ended June 30, 2006 and 2005, which statements together with the notes thereto are included as Exhibit 99.3 to this report, which exhibit is incorporated by reference herein.

These financial statements are being filed in order to incorporate the financial statements and the related notes by reference into our Registration Statement on Form S-3 (File No. 333-132960).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1	Third Amendment to Third Amended and Restated Credit Agreement, as amended.
99.1	Unaudited Pro Forma Condensed Consolidated Financial Information.

Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2007.

Pro Forma Condensed Consolidated Statement of Income for the three months ended March 31, 2007.

Notes to Pro Forma Condensed Consolidated Financial Information.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Information.
Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2006 Notes to Pro Forma Condensed Consolidated Financial Information.
99.3	Unaudited Interim Statements of Revenues and Direct Operating Expenses.

Interim Statements of Revenues and Direct Operating Expenses of Certain Oil and Gas Properties

Acquired through Merger from Kerr-McGee Oil & Gas Corporation for the three and six months ended June 30, 2006 and 2005.

Notes to Interim Statements of Revenues and Direct Operating Expenses of Certain Oil and Gas Properties Acquired through Merger from Kerr-McGee Oil and Gas Corporation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W&T OFFSHORE, INC. (Registrant)

Dated: July 19, 2007	By:	/s/ JOHN D. GIBBONS
John D. Gibbons
Senior Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

10.1	Third Amendment to Third Amended and Restated Credit Agreement, as amended.
99.1	Unaudited Pro Forma Condensed Consolidated Financial Information.

Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2007.

Pro Forma Condensed Consolidated Statement of Income for the three months ended March 31, 2007.

Notes to Pro Forma Condensed Consolidated Financial Information.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Information.
Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2006 Notes to Pro Forma Condensed Consolidated Financial Information.
99.3	Unaudited Interim Statements of Revenues and Direct Operating Expenses.

Interim Statements of Revenues and Direct Operating Expenses of Certain Oil and Gas Properties Acquired through Merger from Kerr-McGee Oil & Gas Corporation for the three and six months ended June 30, 2006 and 2005.

Notes to Interim Statements of Revenues and Direct Operating Expenses of Certain Oil and Gas Properties Acquired through Merger from Kerr-McGee Oil and Gas Corporation.

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